SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         ______________________________

       Date of Report (Date of earliest event reported): October 16, 2003

                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-15345                  25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

           2441 Viscount Row                                        32809
            Orlando, Florida                                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

CHANGE OF OFFICER
Effective October 13, 2003, Angelo S. Morini resigned from his position with Galaxy Nutritional Foods ("the Company") as President and Vice-Chairman of the Board. Mr. Morini will continue as an employee in an advisory role and as an active member of the Company's Board of Directors. He will focus his efforts on special assignments designated to him by the Chairman of the Board. On October 16, 2003, the Company issued a press release to announce the change in the position of its Founder and President.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 10.1 Amended and Restated Employment Agreement dated as of October 13, 2003 between Galaxy Nutritional Foods, Inc. and Angelo S. Morini (Filed herewith.)

          Exhibit 99.1 Press Release issued by the Company on October 16, 2003 (Filed herewith.)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GALAXY NUTRITIONAL FOODS, INC.

October 17, 2003                        By: /s/ Salvatore J. Furnari
                                            ---------------------------------
                                            Salvatore J. Furnari
                                            Chief Financial Officer

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